UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934, as Amended
Date of Report (Date of earliest event reported): April 27, 2015

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)
(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2015, Wynn Resorts, Limited (the “Company”) entered into a fourth amendment (the “Amendment”) to the Employment Agreement, dated as of April 24, 2007, as amended, by and between the Company and Kim Sinatra, Executive Vice President and General Counsel. The Amendment, effective as of April 27, 2015, provides that the bonus component of any separation payment payable under her employment agreement shall equal the bonus projected for all bonus periods through the end of the term of the agreement (based upon the last bonus paid pursuant to the employment agreement), but not less than the preceding bonus that was paid.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Date: April 30, 2015	By:	/s/ Stephen Cootey
	Name:	Stephen Cootey
	Title:	Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)